SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                          59-3168541
           --------                                          ----------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)


                   Route 688
                  P.O. Box 87
               Doswell, Virginia                         23047
               -----------------                         -----
   (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (804) 876-3220
                                                      --------------

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                     Name of each exchange on which
        to be so registered                     each class is to be registered

           Not applicable                             Not applicable
           --------------                             --------------

Securities to be registered pursuant to Section 12(g) of the Act:

                      CSXT Trade Receivables Master Trust,
        6.00% Trade Receivables Participation Certificates, Series 1998-1
        -----------------------------------------------------------------
                                (Title of class)

Item 1.        Description of Registrant's Securities to be Registered.
               --------------------------------------------------------

               This Registration Statement relates to the 6.00% Trade Receivables Participation Certificates, Series 1998-1. A description of such Participation Certificates, including provisions concerning distributions with respect thereto and other matters is contained in the Registration Statement on Form S-3 (File No. 33-67034) in the Section entitled "Series Provisions," which is hereby incorporated by reference, as such description is amended and supplemented by the Prospectus Supplement dated June 3, 1998 and filed with the Commission pursuant to Rule 424(b), which is hereby incorporated by reference.


Item 2.        Exhibits.
               ---------

               99.1    Specimen Security (Filed herewith)
               99.2 Form of Pooling and Servicing Agreement (Exhibit 4.1 to Registration Statement No. 33-67034, incorporated herein by reference)
               99.3    Form  of  Amendment  to Pooling  and Servicing  Agreement
                       (Exhibit 99.1 to Registration No. 333-48195, Post-Effective Amendment No. 1 to Registration Statement No. 33-67034, incorporated herein by reference)
               99.4 Form of Series Supplement (Exhibit 4.2 to Registration No. 333-48195, Post-Effective Amendment No. 1 to Registration Statement No. 33-67034, incorporated herein by reference)
               99.5 Form of Receivables Purchase Agreement (Exhibit 4.3 to Registration Statement No. 33-67034, incorporated herein by reference)


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


                                   Signatures

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          CSXT TRADE RECEIVABLES MASTER TRUST

                                    By:   CSX TRADE RECEIVABLES CORPORATION



                                          /s/ROBERT M. PEEBLES
                                          --------------------
                                          Robert M. Peebles
                                          Vice President-Accounting



Date:   March 16, 1999

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

                                  EXHIBIT LIST
                                  ------------

Exhibit
-------

               99.1    Specimen Security (Filed herewith)
               99.2 Form of Pooling and Servicing Agreement (Exhibit 4.1 to Registration Statement No. 33-67034, incorporated herein by reference)
               99.3    Form  of  Amendment  to Pooling  and Servicing  Agreement
                       (Exhibit 99.1 to Registration No. 333-48195, Post-Effective Amendment No. 1 to Registration Statement No. 33-67034, incorporated herein by reference)
               99.4 Form of Series Supplement (Exhibit 4.2 to Registration No. 333-48195, Post-Effective Amendment No. 1 to Registration Statement No. 33-67034, incorporated herein by reference)
               99.5 Form of Receivables Purchase Agreement (Exhibit 4.3 to Registration Statement No. 33-67034, incorporated herein by reference)



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